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                                                                  EXHIBIT 10.1





                        OCTEL COMMUNICATIONS CORPORATION

                       1987 EMPLOYEE STOCK PURCHASE PLAN

                            As amended November 1994


         The following constitute the provisions of the Employee Stock Purchase Plan of Octel Communications Corporation.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.      Definitions.

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Common Stock" shall mean the Common Stock, no par value, of the Company.

                 (d) "Company" shall mean Octel Communications Corporation, a Delaware corporation.

                 (e) "Compensation" shall mean all regular gross earnings, including payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions or other compensation.

                 (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                 (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                 (h) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours
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per week and more than five (5) months in a calendar year by the
Company or one of its Designated Subsidiaries.

                 (i) "Exercise Date" shall mean the last day of each offering period of the Plan.

                 (j) "Offering Date" shall mean the first business day of each offering period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first business day of an offering period but prior to the first business day of the last calendar month of such offering period, the term "Offering Date" shall mean the first business day of the calendar month following the month in which that individual becomes an eligible Employee.

                          Options granted after the first business day of an
offering period will be subject to the same terms as the options granted on the first business day of such offering period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first business day of such offering period, a shorter term.

                 (k)      "Plan"  shall mean this Employee Stock Purchase Plan.

                 (l) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3.      Eligibility.

                 (a) Any person who is an Employee as of an Offering Date of a given offering period shall be eligible to participate in such offering period under the Plan, provided that such person was not eligible to participate in such offering period as of any prior Offering Date, and further subject to the requirements of paragraph 5(a) and the limitations imposed by
Section 423(b) of the Code. Notwithstanding the foregoing sentence, any Employee who becomes an eligible Employee in the months of July or August, 1988 may begin participation in the Plan on September 1, 1988.

                 (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes



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of stock of the Company or of any Subsidiary of the Company, or (ii)
which permits his rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4.      Offering Periods.

                 The Plan shall be implemented by one offering during each six-month period of the Plan, commencing on or about the first day following the end of the prior offering period, and continuing thereafter until terminated in accordance with paragraph 19 or 23 hereof. The Board of Directors of the Company shall have the power to change the duration of offering periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

         5.      Participation.

                 (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's payroll office at such time as is specified by the Company and is prior to the applicable Offering Date (unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering period). Once properly made, an eligible Employee's election to participate shall be automatically renewed for each subsequent offering period, subject to any termination or withdrawal as provided in paragraph 10.

                 (b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

         6.      Payroll Deductions.

                 (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period in an amount not exceeding ten percent (10%) of the Compensation which he receives on each payday


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during the offering period, and the aggregate of such payroll deductions during the offering period shall not exceed ten percent (10%) of his aggregate Compensation during said offering period.

                 (b) All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

                 (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, or may decrease (but not increase) the rate of his payroll deductions during the offering period by completing or filing with the Company a new authorization for payroll deduction. The change in rate shall be effective fifteen (15) days following the Company's receipt of the new authorization.

                 (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 11.

         7.      Grant of Option.

                 (a) On each Offering Date of each offering period, each eligible Employee beginning participation in such offering period on such Offering Date shall be granted an option to purchase (at the per share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions to be accumulated during such offering period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or
(ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided that in no event shall an Employee be permitted to purchase during any offering period more than a number of shares determined by dividing $25,000 by the fair market value of a share of the Company's Common Stock on the first day of such offering period, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

                 (b) The option price per share of the shares offered in a given offering period shall be the lower of: (i) 85% of the fair



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market value of a share of the Common Stock of the Company on the Offering
Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing sale price or, if not so reported, the mean of the bid and asked prices of the Common Stock for such date, as reported in either case in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on such date, as reported in The Wall Street Journal.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his option for the purchase of shares will be exercised automatically on the Exercise Date of the offering period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him.

         9. Delivery. As promptly as practicable after the Exercise Date of each offering period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be retained in the participant's account for the subsequent offering period, subject to earlier withdrawal by the participant as provided in paragraph 10.

         10.     Withdrawal; Termination of Employment.

                 (a) A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the Exercise Date of the offering period by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and his option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period.





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                 (b)      Upon termination of the participant's Continuous
Status as an Employee prior to the Exercise Date of the offering period for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically terminated.

                 (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to him and his option terminated.

                 (d) A participant's withdrawal from an offering period will not have any effect upon his eligibility to participate in a succeeding offering period or in any similar plan which may hereafter be adopted by the Company.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.     Stock.

                 (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,650,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof during an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

                 (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                 (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or jointly (with right of survivorship) in the name of the participant and another person, such as his spouse, whom the participant designates.





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         13.     Administration.  The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                 (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                 (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

         14.     Designation of Beneficiary.

                 (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period.

                 (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.





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         16.     Use of Funds.  All payroll deductions received or held by the
Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any offering period shall terminate as of a date fixed by the Board and give each Plan participant the right to exercise his option as to all or any part of the shares subject to option thereunder, including shares as to which the option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the option or to




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substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Plan participant to have the right to exercise the option as to all of the shares subject to option thereunder, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Plan participant that the option shall be fully exercisable for a period of thirty
(30) days from the date of such notice, and the option will terminate upon the expiration of such period.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19. Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but, except as provided in paragraph 18, no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any participant arising out of any offering period which has already commenced without his or her written consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 423 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21.     Stockholder Approval.

                 (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such stockholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the



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Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.*

                 (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                 (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in paragraph 21(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an option hereunder to an officer or director after such registration, do the following:

                          (i)   furnish in writing to the holders entitled to
vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                          (ii)  file with, or mail for filing to, the
Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.



__________________________________

* The Plan was approved at a duly held Shareholder's meeting in November of 1987.



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         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in paragraph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.





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



                        OCTEL COMMUNICATIONS CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN
                                ENROLLMENT FORM



Date of enrollment: _________________

1. I, ________________________, hereby elect to participate in the Octel Communications Corporation 1987 Employee Stock Purchase Plan (the "Stock Purchase Plan") and subscribe to purchase shares of the Company's Common Stock, without par value, in accordance with this enrollment form and the Stock Purchase Plan.

2. I hereby authorize the Company to deduct from each paycheck ____% of my GROSS PAY for each payday during this Offering Period, and each subsequent offering period during which I am eligible to participate, in accordance with the provisions of the Stock Purchase Plan. I also understand that this calculated amount will be deducted from my NET PAY, or after all payroll taxes.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, unless I withdraw from the Stock Purchase Plan by giving written notice to the Company, shares will be purchased for me automatically on the Exercise Date of each offering period subsequent to my filing of this enrollment form.

4. I understand that, before the Exercise Date for this Offering Period, the Company will provide me with a copy of the Company's most recent prospectus describing the 1987 Employee Stock Purchase Plan, and thereafter will provide me with annual updates and copies of any revised versions of the prospectus. Therefore, before my options received under the Plan are exercised to purchase Shares, I will have the opportunity (after receiving the prospectus and before the Exercise Date) to withdraw from the Plan and have returned to me all the money that was deducted from my pay for the purpose of purchasing shares. I acknowledge that I have received a copy of the complete "Octel Communications Corporation 1987 Employee Stock Purchase Plan." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan.

5. Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of:

         Your name _________________________________________________
                   As you wish it to appear on the stock certificate

         and

         Other*    _________________________________________________
                   As you wish it to appear on the stock certificate


* Please Note: If you wish for another person's name to appear on the stock certificate in addition to you own, you must check off one of the selections below to specify the type of ownership. This selection will be indicated on your stock certificate.

_____ TENANTS IN COMMON - Abbreviated as "TEN COM," may be specified to identify two or more owners.

_____    JOINT TENANCY WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON
         - Abbreviated as "JT TEN," may be specified to identify two or more joint owners.

_____ TENANTS BY THE ENTIRETIES - Abbreviated as "TEN ENT," (not appropriate for California residents) may be specified for ownership by husband and wife.

_____    COMMUNITY PROPERTY - If specified, will not be abbreviated.

6. I understand that if I dispose of any shares received by me pursuant to the Plan, either (1) within 2 years after the Offering Date (the first day of the offering period during which I purchased such shares) or (2) within 1 year after the date on which such shares were transferred to me, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares.

         I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION.

         However, if I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be treated as ordinary income only to the extent of an amount equal to the lesser of (1) the



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
         excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. The federal income tax treatment of ordinary income and capital gain and loss is described in the Company's prospectus relating to the Stock Purchase Plan.

7. I hereby agree to be bound by the terms of the Stock Purchase Plan. I understand that my enrollment is dependent upon my eligibility to participate in the Stock Purchase Plan.

8. I FURTHER ACKNOWLEDGE AND UNDERSTAND THAT THE COMPANY'S OBLIGATION TO SELL SHARES TO ME IS CONDITIONAL UPON COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS, AND SPECIFICALLY CONDITIONAL UPON THE EXISTENCE OF AN EFFECTIVE REGISTRATION STATEMENT REGARDING THE SHARES WHICH I WILL PURCHASE ON THE DATE OF THAT PURCHASE.





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
9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:


NAME:  (Please print)________________________________________________________
                       (First)         (Middle)               (Last)

__________________________        ___________________________________________
Relationship
                                  ___________________________________________
                                  (Address)


NAME:  (Please print)________________________________________________________
                       (First)         (Middle)               (Last)

__________________________        ___________________________________________
Relationship
                                  ___________________________________________
                                  (Address)


NAME:  (Please print)________________________________________________________
                       (First)         (Middle)               (Last)

__________________________        ___________________________________________
Relationship
                                  ___________________________________________
                                  (Address)


NAME:  (Please print)________________________________________________________
                       (First)         (Middle)               (Last)

__________________________        ___________________________________________
Relationship
                                  ___________________________________________
                                  (Address)

Note: You may use the back side of this form to list any additional beneficiary(ies) than those above or attach a list of your own.

                     * * * * * * * * * * * * * * * * * * *

Dated:____________________        ___________________________________________
                                  Signature of Employee

                                  Print Name:  ______________________________





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